UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 11, 2016

TRUEBLUE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction
of Incorporation)

001-14543	91-1287341
(Commission File Number)	(IRS Employer Identification No.)

1015 A Street, Tacoma, Washington	98402
(Address of Principal Executive Offices)	(Zip Code)
(253) 383-9101
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On May 11, 2016, TrueBlue, Inc. (the “Company”) announced the appointment of Kim Harris Jones to the Company’s board of directors, effective immediately. Ms. Jones was appointed to the board after the Company’s annual meeting of shareholders (the “Annual Meeting”) and the filing of the amendment to the Company’s Articles of Incorporation described in Item 5.03 below.

Ms. Jones is a former senior vice president and corporate controller of Kraft Foods Inc. and then Mondelez International, the company formed by Kraft’s split into two domestic and international publicly traded corporations. She also had a long career at Chrysler, where she served in a variety of leadership positions including corporate controller. In connection with her election as a director of the Company, Ms. Jones was appointed to the Audit Committee and the Corporate Governance and Nominating Committee of the Board of Directors.
There are no arrangements or understandings between Ms. Jones and any other persons pursuant to which Ms. Jones was selected as a director. There are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transactions, in which the Company was or is to be a participant and in which Ms. Jones, or any member of her immediate family, has a direct or indirect material interest.
Ms. Jones will be entitled to receive the same compensation for service as directors as is provided to other non-employee directors of the Company (on a prorated basis for 2016), and will be able to participate in the Company’s Equity Retainer and Deferred Compensation Plan for Non-Employee Directors, in each case as described in more detail in the Company’s Proxy Statement for the Annual Meeting under the heading “2015 Compensation of Directors.”

On May 11, 2016, the Company issued a press release announcing the appointment of Ms. Jones, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

(e)    Also on May 11, 2016, at the Annual Meeting, the Company’s shareholders approved the adoption of the 2016 TrueBlue Omnibus Incentive Plan (the “2016 Plan”). The 2016 Plan replaces the TrueBlue, Inc. 2005 Long-Term Equity Incentive Plan (the “Predecessor Plan”), but does not increase the number of shares available for grants. The number of shares available for grant under the 2016 Plan will be the same number of shares that were available for grant under the Predecessor Plan and no new awards may be made under the Predecessor Plan. The 2016 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, and performance awards to officers, employees, consultants and advisors of the Company and its subsidiaries and to non-employee directors of the Company.

As with the Predecessor Plan, the purposes of the 2016 Plan are to: (a) attract and retain talented employees, officers, directors and consultants and (b) promote the growth and success of the Company’s business by aligning the long-term interests of employees, officers, directors and consultants with those of our shareholders by providing an opportunity for such individuals to acquire an interest in our business, and by providing rewards for exceptional performance and long-term incentives for future contributions to our success.
Unless earlier terminated by the board, the 2016 Plan will terminate on May 11, 2026. Like the Predecessor Plan, the 2016 Plan does not include any specific provisions requiring vesting of awards in connection with a change in control of the Company.

The foregoing description of the 2016 Plan is qualified in its entirety by the text of the 2016 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, upon the recommendation of the Company’s board of directors, the Company’s shareholders approved amendments to the Company’s Amended and Restated Articles of Incorporation to (a) remove board of directors classification provisions and (b) update the indemnification provisions. As a result, the Company filed Articles of Amendment No. 1 to the Amended and Restated Articles of Incorporation (the “Articles of Amendment”) incorporating such amendments with the Secretary of State of Washington on May 11, 2016 after the Annual Meeting. The Articles of Amendment became effective upon filing.
The foregoing description of the Articles of Amendment is qualified in its entirety by the text of the Articles of Amendment as filed with the Secretary of State of Washington on May 11, 2016, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. For ease of reference, Exhibit 3.2 to this Current Report on Form 8-K contains the Company’s complete Amended and Restated Articles of Incorporation, reflecting the changes in the Articles of Amendment.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 11, 2016, a total of 40,080,685 shares of the Company’s common stock outstanding and entitled to vote were present in person or by proxy. At the Annual Meeting, the shareholders voted to (a) elect each of the eight nominees for director, (b) amend the Company’s Articles of Incorporation to remove board of directors classification provisions, (c) amend the Company’s Articles of Incorporation to update the indemnification provisions, (d) approve, on an advisory basis, the compensation of the Company’s named executive officers, (e) approve the 2016 TrueBlue Omnibus Incentive Plan, and (f) ratify the appointment of Deloitte & Touche LLP to be the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2017. The proposal to amend the Company’s Articles of Incorporation to remove restrictions on increases in the size of the board did not receive a majority vote of the outstanding common stock.

The voting results were as follows:

(a) Election of Directors:

Nominee	For	Against	Abstain	Broker Non-Votes
Colleen B. Brown	36,853,032	809,069	23,790	2,394,794
Steven C. Cooper	37,575,202	86,899	23,790	2,394,794
William C. Goings	37,606,332	55,886	23,673	2,394,794
Stephen M. Robb	37,600,402	61,815	23,674	2,394,794
Jeffrey B. Sakaguchi	36,988,146	673,255	24,490	2,394,794
Joseph P. Sambataro, Jr.	37,558,541	102,860	24,490	2,394,794
Bonnie W. Soodik	36,980,858	675,113	29,920	2,394,794
William W. Steele	37,552,741	109,510	23,640	2,394,794

(b) Amendment to the Company’s Articles of Incorporation to remove board of directors classification provisions:

For	Against	Abstain	Broker Non-Votes
37,649,248	10,114	26,529	2,394,794

(c) Amendment to the Company’s Articles of Incorporation to remove restrictions on increases in the size of the board of directors:

For	Against	Abstain	Broker Non-Votes
19,314,834	18,329,011	42,046	2,394,794

(d) Amendment to the Company’s Articles of Incorporation to update the indemnification provisions:

For	Against	Abstain	Broker Non-Votes
39,856,687	67,694	156,304

(e) Advisory vote on compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
33,604,587	4,012,688	68,616	2,394,794

(f) Approval of the 2016 TrueBlue Omnibus Incentive Plan:

For	Against	Abstain	Broker Non-Votes
34,857,868	2,744,568	83,455	2,394,794

(g) Ratification of the appointment of Deloitte & Touche LLP to be the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2017:

For	Against	Abstain
39,535,162	514,847	30,676

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

3.1	Articles of Amendment No. 1 to the Amended and Restated Articles of Incorporation of TrueBlue, Inc.

3.2	Amended and Restated Articles of Incorporation of TrueBlue, Inc. (incorporating Articles of Amendment No. 1)
10.1    2016 TrueBlue Omnibus Incentive Plan
99.1    Press Release of the Company dated May 11, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUEBLUE, INC.
(Registrant)

Date:	May 12, 2016	By:	/s/ JAMES E. DEFEBAUGH
James E. Defebaugh
Executive Vice President, General Counsel and Secretary